This is filed pursuant to Rule 497(e).
File Nos. 333-8818 and 811-9176.

[LOGO](SM)  ALLIANCEBERNSTEIN INVESTMENT
            RESEARCH AND MANAGEMENT, INC.

                              ALLIANCEBERNSTEIN SELECT INVESTOR SERIES
                                              -Biotechnology Portfolio
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Supplement dated November 1, 2004 to the prospectus dated March
1, 2004 of the AllianceBernstein Select Investor
Series-Biotechnology Portfolio.

The following disclosure replaces the information regarding the portfolio manager of AllianceBernstein Select Investor
Series-Biotechnology Portfolio under "MANAGEMENT OF THE
FUNDS-Investment Adviser and Fund Managers".

The day-to-day management of and investment decisions for the AllianceBernstein Select Investor Series-Biotechnology Portfolio are made by the Health Care Research Analyst Team, comprised of the Adviser's health care research analysts with an average investment experience of 16 years. No one person is principally responsible for making recommendations for the Biotechnology Portfolio.

You should retain this Supplement with your Prospectus for future reference.


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(SM) This mark is used under license from the owner,
AllianceBernstein Investment Research and Management, Inc.


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